INVESTOR PRESENTATION

July 2015

YOUR SUCCESS COMES FIRST

First Business

Forward-Looking Statement

When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases "may," "could," "should," "hope," "might," "believe," "expect," "plan," "assume," "intend," "estimate," "anticipate," "project," "likely," or similar expressions are intended to identify "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including, without limitation, changes in economic conditions in the market areas of FBIZ, changes in policies by regulatory agencies, fluctuation in interest rates, demand for loans in the market areas of FBIZ, borrowers defaulting in the repayment of loans, competition and certain matters relating to our acquisition of Aslin Group, Inc. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risk factors and uncertainties should be carefully considered by potential investors. See Item 1A "RISK FACTORS" in our Annual Report on Form 10-K for the year ended December 31, 2014, as well as elsewhere in our other documents filed with the Securities and Exchange Commission, for discussion relating to risk factors impacting FBIZ. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements.

Table of Contents

COMPANY OVERVIEW

Company Profile


First Business Bank Center

Headquarters:
Madison, WI

Mission:
Build long-term shareholder value as an entrepreneurial financial services provider to businesses, executives and high net worth individuals

FBIZ BANKING[2]

$1.7 Billion
IN TOTAL ASSETS

FBIZ TRUST

$1.0 Billion
IN ASSETS UNDER MANAGEMENT & ADMINISTRATION

- Experienced leadership
- Entrepreneurial management style
- Insider ownership of 9%[(1)]
- Business-focused model
- Client relationship focus with high touch service
- Niche acquisitions complement core strategic focus on organic growth

1. Data as of March 18, 2015. Insider ownership consists of shares owned by directors and executive officers.
2. Consists of all on-balance sheet assets for consolidated First Business Financial Services, Inc.

Evolution of Success

Aligned with Financial Needs of Our Niche Client Base



OPERATING ENTITIES
First Business Bank
First Business Capital Corp.
First Business Equipment Finance, LLC
First Business Bank - Milwaukee
First Business Trust & Investments
First Business Bank Northeast Region[1]
First Business Factors
Alterra Bank
1990
1991 - 1994
1995
1996 - 1997
1998
1999
2000
2001
2002 - 2005
2006
2007 - 2011
2012
2013
2014
2015
Commercial Banking
Asset-Based Lending
Equipment Financing
Trust and Investments
Factoring
SBA Lending
BUSINESS LINES

Source: FBIZ Management

1. Represents Appleton, Oshkosh and Green Bay, Wisconsin.

Geographic Footprint



Minneapolis, MN
Madison, WI
Chicago, IL
St. Louis, MO
Kansas City, KS
Denver, CO
Appleton, WI
Milwaukee, WI
Kenosha, WI
Detroit, MI
Hockessin, DE
Charlotte, NC
Atlanta, GA
San Antonio, TX
Banking Office
Asset-Based Lending Business Development Office
Equipment Finance Business Development Office
Factoring Office

Source: FBIZ Management

Proven Leadership Team

- Experienced leadership team trained at much larger institutions and significant time with FBIZ

	Title	25+ years of banking experience	7+ years with FBIZ	Experience at large, complex institutions	Held leadership positions prior to joining FBIZ
Corey Chambas	President & CEO - FBFS	X	X	X	X
Jim Ropella	CFO - FBFS	X	X	X	X
Michael Losenegger	Chief Credit Officer - FBFS	X	X	X	X
Barbara Conley	General Counsel and Corporate Secretary	X	X	X	X
Jodi Chandler	SVP-HR & Administration - FBFS	X	X		
Mark Meloy	President & CEO - First Business Bank	X	X	X	X
Pam Berneking	President & CEO - Alterra Bank	X		X	X
Dave Vetta	President & CEO - First Business Bank - Milwaukee	X	X	X	X
Mickey Noone	President - First Business Bank - Northeast Region		X		X
Joan Burke	President - First Business Trust & Investments	X	X	X	X
Chuck Batson	President & CEO - First Business Capital Corp.	X	X	X	X
Dan Ovokaitys	Chief Information Officer - FBFS			X	

Source: SEC filings and FBIZ management.

Pillars of Success
Foundation for the Future


SHAREHOLDER VALUE
RECORD OF STRONG EXECUTION
UNIQUE COMPETITIVE ADVANTAGES
FOCUSED STRATEGIC OBJECTIVES

Pillars of Success
Foundation for the Future


SHAREHOLDER VALUE
RECORD OF STRONG EXECUTION
UNIQUE COMPETITIVE ADVANTAGES
FOCUSED STRATEGIC OBJECTIVES

Record of Strong Execution
Key Objectives

- DRIVE TOP LINE REVENUE GROWTH
- STRENGTHEN IN-MARKET DEPOSIT MIX
- GENERATE CONSISTENT, STRONG PROFITABILITY
- DELIVER EPS GROWTH

ACHIEVE

- +1% ROA
- +12% ROE
- ABOVE MARKET GROWTH

Organic Growth Drives Top Line Revenue[1]

Complemented by Niche Acquisitions



10% CAGR
$34M
$56M
2009
2014



$20.0
$19.0
$18.0
$17.0
$16.0
$15.0
$14.0
$13.0
$12.0
Millions
2Q14
3Q14
4Q14 ²
1Q15 ²
2Q15

Source: SEC Filings and FBIZ Management.

1. Top line revenue growth calculated as net interest income + total non-interest income (including realized gains on securities).
2. Increase in 4Q14 and 1Q15 is primarily due to the acquisition of Alterra Bank on November 1, 2014.

Strengthen In-market Deposit Mix

Focus on Transaction Accounts to Reduce Cost of Funds



15% CAGR
$153M
$308M
2009
2014
Transaction Accounts[2]



$1,500
$1,200
$900
$600
$300
$0
Millions
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2Q14
3Q14
4Q14
1Q15
2Q15
Wholesale Deposits[3]
Non-Transaction Accounts[1]
NIB Transaction Accounts
IB Transaction Accounts
Cost of Total Deposits[4]
Cost of In-Market Deposits[4]

Source: SEC filings. Deposit mix represents quarterly average balance data. CAGR is calculated using period-end balances.

1. Non-transaction accounts include in-market CDs and money market accounts.
2. Transaction accounts include interest-bearing DDA, non-interest-bearing DDA and NOW accounts.
3. Wholesale deposits include brokered deposits and deposits gathered through internet listing services.
4. "Cost of Total Deposits" and "Cost of In-Market Deposits" are non-GAAP measures. See appendix for non-GAAP reconciliation schedules.

Generate Consistent, Strong Profitability

Efficient Operating Model Drives Bottom Line



Net Interest Margin
4.00%
3.00%
2.00%
1.00%
0.00%
2Q14
3Q14
4Q14
1Q15
2Q15
Net Interest Margin
Goal



1.20%
0.90%
0.60%
0.30%
0.00%
Return on Assets
20.00%
15.00%
10.00%
5.00%
0.00%
Return on Equity
2Q14
3Q14
4Q14
1Q15
2Q15
Return on Assets
Goal
Return on Equity
Goal

Source: SEC Filings and FBIZ Management.

Deliver EPS Growth
Drives Shareholder Value


54% CAGR
$0.41
$3.51
2009
2014
Diluted EPS


$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2Q14
3Q14
4Q14
1Q15
2Q15
Diluted EPS
Dividends per Share

Source: SEC Filings and FBIZ Management.

Pillars of Success
Foundation for the Future


SHAREHOLDER VALUE
RECORD OF STRONG EXECUTION
UNIQUE COMPETITIVE ADVANTAGES
FOCUSED STRATEGIC OBJECTIVES

Unique Competitive Advantages
Key Themes

- EFFICIENT OPERATING MODEL
- EFFICIENT FUNDING STRATEGY
- SUPERIOR CREDIT QUALITY
- CLIENT-CENTRIC FOCUS WITH HIGH TOUCH SERVICE
- SUPERIOR TALENT WITH BUSINESS EXPERTISE

SUCCESSFUL NICHE COMMUNITY BUSINESS BANK

Efficient Operating Model

HIGH EFFICIENCY "BUSINESS BANK" OPERATING MODEL

- Limited branch network
- Invest in technology
- Products tailored to serve businesses and their owners

FBIZ	WI BHCs
64% EFFICIENCY RATIO	73% EFFICIENCY RATIO

Total Loans Outstanding per FTE


Thousands
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
FBIZ
WI BHCs

Deposits Per Location


Millions
$700
$600
$500
$400
$300
$200
$100
$0
2009
2010
2011
2012
2013
2014
FBIZ
WI-Based Depositories

Source: SNL Financial. WI BHCs group comprised of all WI BHCs, excluding FBIZ, reporting consolidated regulatory financial data. "Efficiency Ratio" is a non-GAAP measure. Efficiency ratio is for the period ended 03/31/15 and 06/30/15 for WI BHCs and FBIZ, respectively. See the Appendix for non-GAAP reconciliations. "WI-Based Depositories" equals all WI-based FDIC-insured institutions that are required to complete the annual FDIC Summary of Deposits (SOD) survey. Data is from the most recent survey completed as of 06/30/14.

Efficient Funding Strategy
Mitigates Interest Rate Risk

- Continue to leverage commercial relationships to attract in-market transaction deposits
- Maintain wholesale deposits within Board-monitored limits
  - Match-funding fixed-rate term loans with wholesale deposits locks in interest rate spread
  - WAOM[1] = 4.32 years
  - Long-term wholesale deposits more reasonably priced than some in-market CD rates
  - Very limited depositor put rights
  - As of 06/30/15, contingent funding plan utilizing on-balance-sheet liquidity could replace more than two years of wholesale deposit maturities, if necessary



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
37.2%
35.7%
31.1%
28.6%
29.4%
62.8%
64.3%
68.9%
71.4%
70.6%
2Q14
3Q14
4Q14
1Q15
2Q15
In-Market Deposits
Wholesale Deposits

Source: SEC filings. Represents quarterly average data.
1. Weighted average original maturity of wholesale deposits outstanding as of June 30, 2015.

Superior Credit Quality
Safeguards Shareholder Investment

Cumulative Net Charge-Offs as a % of 12/31/07 Loans and Leases[1]



14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
0.30%
1.06%
1.68%
2.50%
2.88%
2.95%
3.05%
3.10%
2008
2009
2010
2011
2012
2013
2014
2015
FBIZ
All BHCs
WI-Based BHCs

Source: SNL Financial and SEC Filings.

1. "Cumulative Net Charge-off Percentage" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules. All BHCs and WI-Based BHCs groups comprised of BHCs, excluding FBIZ, reporting consolidated regulatory financial data as of 3/31/15. All BHC and WI BHC data, excluding FBIZ, includes currently operating institutions and excludes institutions not reporting total loans as of 12/31/07. 2015 period for All BHCs and WI-Based BHCs is for the three months ended 3/31/15. 2015 period for FBIZ is for the six months ended 6/30/15.

Client-centric Focus with High Touch Service

FBIZ ADVANTAGE

FIRST BUSINESS SEMINARS & EVENTS

FIRST BUSINESS PRESENTS
MANUFACTURING FIRST
EXPO & CONFERENCE

Enterprising NONPROFITS

Family Business First Awards
OF NORTHEAST WISCONSIN

INDUSTRY PRACTICE GROUPS



MANUFACTURING



EMERGING TECHNOLOGY



COMMERCIAL REAL ESTATE



NOT FOR PROFIT



FOOD AND BEVERAGE

Superior Talent with Business Expertise

Engaged Employees = Happy Clients



RIGOROUS HIRING PROCESS
FORMAL MENTOR PROGRAM
FUN EMPLOYEE OUTINGS
PEOPLE AND CULTURE
ACTIVE COMMUNITY INVOLVEMENT
REGULAR SURVEYS AND FEEDBACK
STRONG EMPLOYEE REFERRAL PROGRAM
ENGAGED EMPLOYEES
CLIENT
SATISFACTION
97%[1]

1. 2015 client satisfaction survey results compiled by Moses Altsech, Ph.D. - Executive Training & Consulting

Pillars of Success
Foundation for the Future



SHAREHOLDER VALUE
RECORD OF STRONG EXECUTION
UNIQUE COMPETITIVE ADVANTAGES
FOCUSED STRATEGIC OBJECTIVES

Focused Strategic Objectives

- OPPORTUNISTICALLY INVEST TO SUPPORT ORGANIC GROWTH
- COMPLEMENT ORGANIC GROWTH WITH NICHE ACQUISITIONS
- INCREASE FEE INCOME GENERATING SERVICES

LONG-TERM FUTURE SUCCESS

Opportunistically Invest to Support Organic Growth

Investing for the Future

- HIRED CIO TO CHAMPION INVESTMENTS IN TECHNOLOGY FOR OPERATING AND SALES EFFICIENCY
- CONVERSION TO SALESFORCE IN 2015
- DATA WAREHOUSE/BUSINESS INTELLIGENCE IMPLEMENTATION IN 2015
- HIRED VP OF TALENT DEVELOPMENT
- OPPORTUNISTICALLY ADD NEW LOCAL BDOs AND EVALUATE ADDITIONAL LIFT OUTS
- KEY OPERATIONAL HIRES TO ALIGN SUPPORT WITH PRODUCTION HIRES

FOUNDATION FOR SCALABLE FRANCHISE

Complement Organic Growth with Niche Acquisitions

- ORGANIC GROWTH REMAINS THE FOUNDATION FOR THE FUTURE
- HOWEVER, OUR SUCCESS CREATES OPPORTUNITIES FOR ACQUISITIONS
  - SPECIALTY FINANCE
  - REGISTERED INVESTMENT ADVISORY FIRMS
  - BUSINESS-FOCUSED COMMUNITY BANKS






Increase Percentage of Fee Income

Additional Fee Income Generating Services



Total Fee Income
9%
CAGR
$6M
$10M
2009
2014



$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Millions
25%
20%
15%
10%
5%
2Q14
3Q14
4Q14[1]
1Q15[1]
2Q15
Gain on Sale of Loans
Other
Loan Fees
Service Charges on Deposits
Trust Revenue
20% Goal
% of Total Revenue

Source: SEC Filings and FBIZ Management.

1. Increase in 4Q14 and 1Q15 is primarily due to the acquisition of Alterra Bank on November 1, 2014.

INVESTMENT CONSIDERATIONS

Investment Highlights

- Historically strong ROA and ROE
- Historic organic growth success complemented by niche acquisition opportunities drives above market growth
- Profitable and grew TBV/share through the Great Recession
- Strong asset quality with low historical charge-off levels
- Focus on enhancing mix of in-market core funding base
- Experienced management team trained at larger institutions
- 54% EPS CAGR 2009-2014
- Positioned well for continued growth with recent acquisition and investments in key talent in support of strategic initiatives
- Significant in-market deposit growth opportunity
- P/E multiple at a discount to high performing peer group
- Competitive dividend yield

Significant Deposit Growth Opportunity

Dane County, WI
(Largest 3 banks 40%)



Other
53%
US Bank
12%
BMO Harris
Bank 20%
Associated Bank: 8%
FBIZ: 7%

$12.7 Billion
Total Market Deposits

Waukesha County, WI
(Largest 3 banks 33%)



Other
65%
US Bank
8%
BMO Harris
Bank 16%
Chase 9%
FBIZ: 2%

$10.5 Billion
Total Market Deposits

Fox Valley, WI[1]
(Largest 3 banks 48%)



Other
51%
Associated
Bank
24%
BMO Harris
Bank 16%
Chase 8%
FBIZ: 1%

$11.0 Billion
Total Market Deposits

Alterra Bank Market[2]
(Largest 3 banks 40%)



Other
60%
UMB
17%
Commerce
Bank 14%
Bank of
America
9%
FBIZ: 0.42%

$46.6 Billion
Total Market Deposits

Source: SNL Financial and FBIZ management. Data as of June 30, 2014.

1. Fox Valley represents deposits gathered in Brown, Outagamie and Winnebago WI counties but insured under the state charters of First Business Bank and First Business Bank-Milwaukee.
2. Alterra Bank market represents deposits gathered in Kansas City MSA.

FBIZ Valuation - Price Appreciation



% Price Increase Since 2012 Common Stock Offering (December 3, 2012 - June 30, 2015)
120%
100%
80%
60%
40%
20%
0%
-20%
99%
48%
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
FBIZ-US
SNL Micro Cap U.S. Bank

Source: SNL Financial

FBIZ Valuation - P/E Multiple

P/E Trend Since 2012 Common Stock Offering (December 3, 2012 - June 30, 2015)



18x
16x
14x
12x
10x
8x
6x
4x
2x
0x
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
16x
12x
FBIZ-US
SNL Micro Cap U.S. Bank

Source: SNL Financial

FBIZ Valuation - Dividends per Share


25%
CAGR
$0.84
$0.28
2009
2014


$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2Q14
3Q14
4Q14
1Q15
2Q15
Dividends per Share
Dividend Yield

Source: SEC Filings and FBIZ Management.

FBIZ Valuation - Dividend Yield



Dividend Yield Since 2012 Common Stock Offering (December 3, 2012 - June 30, 2015)
2.40%
2.20%
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
1.88%
1.77%
FBIZ-US
SNL Micro Cap U.S. Bank

Source: SNL Financial

APPENDIX
SUPPLEMENTAL DATA &
NON-GAAP RECONCILIATIONS

Efficiency Ratio

Efficiency Ratio

- "Efficiency ratio" is a non-GAAP measure representing non-interest expense excluding the effects of losses or gains on foreclosed properties, other discrete items unrelated to our primary business activities and amortization of other intangible assets, if any, divided by top line revenue. We believe the efficiency ratio allows investors and analysts to better assess the Company's operating expenses in relation to its top line revenue by removing the volatility that is associated with certain one-time and other discrete items. The information provided below reconciles the efficiency ratio to its most comparable GAAP measure.

(dollars in thousands)	For the Three Months Ended					For the Six Months Ended
	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2015
Non-interest expense	$ 7,749	$ 8,047	$ 10,127	$ 11,732	$ 11,974	$ 23,706
(Loss) gain on foreclosed properties	(4)	9	5	16	(1)	15
Amortization of other intangible	—	—	(12)	(18)	(18)	(36)
Total operating expense	$ 7,745	$ 8,056	$ 10,120	$ 11,730	$ 11,955	$ 23,685
Net interest income	$ 10,799	$ 10,935	$ 13,595	$ 14,930	$ 14,188	$ 29,118
Non-interest income	2,358	2,459	2,965	3,848	4,126	7,974
Top line revenue	$ 13,157	$ 13,394	$ 16,560	$ 18,778	$ 18,314	$ 37,092
Efficiency ratio	58.87%	60.15%	61.11%	62.47%	65.28%	63.85%

Source: SEC filings and FBIZ Management.

Deposit Cost

Cost of Total Deposits

- "Cost of Total Deposits" is defined as total interest expense on deposits divided by average total deposits. "Cost of Total In-Market Deposits" is defined as total interest expense on in-market deposits divided by average total in-market deposits. In-market deposits equal total deposits less wholesale deposits. We believe that these measures are important to many investors in the marketplace who are interested in the trends in our deposit funding costs.

(dollars in thousands)	For the Three Months Ended				
	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
Interest expense on in-market interest-bearing	731	789	1,002	1,131	1,123
Average in-market interest-bearing deposits	577,266	613,259	764,213	857,576	821,969
Average in-market non-interest-bearing deposits	134,892	148,017	191,438	200,274	205,508
Denominator	712,889	762,065	956,653	1,058,981	1,028,600
Cost of total in-market deposits	0.41%	0.41%	0.42%	0.43%	0.44%

(dollars in thousands)	For the Three Months Ended				
	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
Interest expense on total interest-bearing	$ 2,337	$ 2,405	$ 2,559	$ 2,569	$ 2,593
Average interest-bearing deposits	999,290	1,035,877	1,196,574	1,281,748	1,250,049
Average non-interest-bearing deposits	134,892	148,017	191,438	200,274	205,508
Denominator	$1,134,182	$ 1,183,894	$ 1,388,012	$ 1,482,022	$1,455,557
Cost of total deposits	0.82%	0.81%	0.74%	0.69%	0.71%

Source: SEC filings and FBIZ Management.

Cumulative Net Charge-off Percentage

Cumulative Net Charge-Offs to 12/31/07 Loans and Leases

- ''Cumulative Net Charge-off Percentage'' is defined as aggregate net charge-offs from 1/1/2008 through 6/30/15 divided by total loans and leases as of 12/31/07. We believe that this measure is important to many investors in the marketplace who are interested in a measure of how our strong underwriting capabilities resulted in lower than peer charge-off levels through the period of economic difficulties experienced by the banking industry.

(dollars in thousands)	For the Year Ended December 31,							For the Six Months Ended
	2008	2009	2010	2011	2012	2013	2014	June 30, 2015
Charge-offs	2,396	6,102	5,210	7,230	3,479	914	1,233	408
Recoveries	(89)	(155)	(313)	(864)	(481)	(374)	(425)	(74)
Net charge-offs	2,307	5,947	4,897	6,366	2,998	540	808	334
Cumulative net charge-offs	$ 2,307	$ 8,254	$ 13,151	$ 19,517	$ 22,515	$ 23,055	$ 23,863	$ 24,197
12/31/07 total loans and leases	781,487	781,487	781,487	781,487	781,487	781,487	781,487	781,487
Cumulative net charge-off percentage	0.30%	1.06%	1.68%	2.50%	2.88%	2.95%	3.05%	3.10%

Source: SEC filings and FBIZ Management.

Loan and Lease Composition

($000)	Jun 30, 2015	% of Total	Dec 31, 2014	% Inc (Dec)
Commercial and Industrial	$ 454,868	34%	$ 416,654	9.2 %
Commercial Real Estate - Owner Occupied	169,768	13%	163,884	3.6 %
Commercial Real Estate - Non-Owner Occupied	400,018	30%	417,962	(4.3)%
Construction and Land Development	140,318	10%	121,160	15.8 %
Multi-family	86,912	6%	72,578	19.7 %
1-4 Family	47,091	3%	36,182	30.2 %
Direct Financing Leases	28,723	2%	34,165	(15.9)%
All Other Loans	24,013	2%	19,207	25.0 %
Total Loans and Leases	1,351,711	100%	1,281,792	5.5 %
Deferred Loan Fees	1,147		1,025	
Total Gross Loans and Leases	$ 1,350,564		$ 1,280,767	

As of June 30, 2015



Commercial and Industrial
Commercial Real Estate - Owner Occupied
Commercial Real Estate - Non-Owner Occupied
All Other Loans
Direct Financing Leases
1-4 Family
Multi-family
Construction and Land Development

Source: SEC filings.

YOUR SUCCESS COMES FIRST

First Business